UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2018

Mercedes-Benz Auto Lease Trust 2018-B
 (Exact name of Issuing Entity as specified in its charter)
 Central Index Key Number of Issuing Entity:  0001757056

Daimler Trust Leasing LLC
 (Exact name of Depositor as specified in its charter)
 Central Index Key Number of Depositor:  0001537805

Mercedes-Benz Financial Services USA LLC
 (Exact name of Sponsor as specified in its charter)
 Central Index Key Number of Sponsor:  0001540252

State of Delaware	333-208533-05	20-8741581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 991-6632
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

In connection with the $1,034,020,000 principal amount of Asset Backed Notes (the “Notes”) to be issued by Mercedes-Benz Auto Lease Trust 2018-B (the “Issuer”) and offered pursuant to the Prospectus dated November 15, 2018, Daimler Trust Leasing LLC (“Daimler Trust Leasing”) and Mercedes-Benz Financial Services USA LLC (“MBFS USA”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Credit Agricole Securities and Mizuho Securities USA LLC, as representatives of the several underwriters.  A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K.

Section 8 — Other Events

Item 8.01.  Other Events.

In connection with the issuance of the Notes, the Issuer, Daimler Trust Leasing and/or Daimler Trust intend to enter into at closing the agreements listed below in Item 9.01 and attached as Exhibits 4.1, 4.2, 4.4, 10.1, 10.2, 10.4, 10.5, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K.  These agreements, the forms of which were filed as exhibits to Daimler Trust Leasing’s registration statement, are being filed on this Current Report on Form 8-K to satisfy the requirements of Item 1100(f) of Regulation AB.

In connection with the offering on the Notes, the chief executive officer of Daimler Trust Leasing has made the certifications required by Paragraph I.B.1(a) of Form SF-3, which certifications are attached as Exhibit 36.1 to this Current Report on Form 8-K.  The certification is being filed on this Current Report on Form 8-K to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1
Underwriting Agreement, dated November 15, 2018, among Daimler Trust Leasing, MBFS USA, and J.P. Morgan Securities LLC, Credit Agricole Securities and Mizuho Securities USA LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of November 1, 2018, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of November 1, 2018, between Daimler Trust Leasing and Wilmington Trust, National Association, as owner trustee.

4.4
2018-B Exchange Note Supplement, dated as of November 1, 2018, among Daimler Trust, as borrower, U.S. Bank Trust National Association, as administrative agent, Daimler Title Co., as collateral agent, MBFS USA, as lender and as servicer, and the Indenture Trustee.

10.1	First-Tier Sale Agreement, dated as of November 1, 2018, between MBFS USA, as seller, and Daimler Trust Leasing, as purchaser.

10.2	Second-Tier Sale Agreement, dated as of November 1, 2018, between Daimler Trust Leasing, as seller, and the Issuer, as purchaser.

10.4	2018-B Servicing Supplement, dated as of November 1, 2018, among MBFS USA, as servicer and as lender, Daimler Trust, as titling trust, and Daimler Title Co., as collateral agent.

10.5
Asset Representations Review Agreement, dated as of November 1, 2018 among the Issuer, MBFS USA, as administrator and as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1	Depositor Certification for shelf offerings of asset-backed securities.

99.2
2018-B Collateral Account Control Agreement, dated as of November 1, 2018, between the Issuer, as initial secured party, and U.S. Bank National Association, as assignee-secured party and as securities intermediary.

99.3
Titling Trust Account Control Agreement, dated as of November 1, 2018, between Daimler Trust, as initial secured party, and U.S. Bank National Association, as assignee-secured party and as securities intermediary.

99.4	2018-B Administration Agreement, dated as of November 1, 2018, among the Issuer, MBFS USA, as administrator, and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER TRUST LEASING LLC, as Depositor

		By:	/s/ Steven C. Poling
Steven C. Poling
Assistant Secretary

Date:	November 16, 2018